INVESTOR PRESENTATION Q2 2025

Q2 2025 Investor Presentation 2 INTRODUCTORY NOTES Forward-Looking Statements Disclaimer Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of InvenTrust’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Any statements made in this supplemental that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including our guidance and descriptions of our business plans and strategies. These statements often include words such as “may,” “should,” “could,” “would,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “target,” “project,” “predict,” “potential,” “continue,” “likely,” “will,” “forecast,” “outlook,” “guidance,” “suggest,” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. The following factors, among others, could cause actual results, financial position and timing of certain events to differ materially from those described in the forward-looking statements: interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes, including the effects of recent new tariffs and changes in global trade policies on the overall state of the economy; and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of management’s forward-looking statements and IVT’s future results and financial condition, see the Risk Factors included in the Company’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. IVT cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. IVT undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If IVT updates one or more forward-looking statements, no inference should be drawn that IVT will make additional updates with respect to those or other forward-looking statements. Trademarks The companies depicted in the photographs herein, or any third-party trademarks, including names, logos and brands, referenced by the Company in this presentation, are the property of their respective owners. All references to third-party trademarks are for identification purposes only and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with the Company in any manner.

Q2 2025 Investor Presentation 3 NORTHCROSS COMMONS | MSA: CHARLOTTE COMPANY OVERVIEW Full Year Guidance $1.79 - $1.83 Growth of 3.5% to 5.8% 2025 Core FFO Per Diluted Share 4.0% - 5.0% 2025 SPNOI Growth Long-Term Targets 5.0x - 6.0x Net Debt-To-Adjusted EBITDA 25% - 35% Net Leverage Ratio Portfolio Statistics 85% Grocery Anchored1,2 67 Retail Properties 97% Sun Belt1 10.6M Total GLA 158K Avg. Center Size 1. YTD ABR percentage of properties owned as of June 30, 2025 2. YTD ABR percentage includes shadow-anchored grocers as of June 30, 2025 - Walmart, Target and warehouse clubs are considered grocers

A SIMPLE & FOCUSED INVESTMENT OPPORTUNITY


SUN BELT
GROCERY-ANCHORED
INVENSTMENT-GRADE
CORPORATE RESPONSIBILITY


AJ's
Fine Foods

SCOTTSDALE NORTH MARKETPLACE | MSA: PHOENIX

Sun Belt Markets with Strong, Persistent Migration

- Moving towards 100% Sun Belt concentration (peer average ~40%)[1]
- Attractive demographic trends – jobs, population, education, and household income
- Long-term Sun Belt population growth set to substantially outpace the national average over the next nine years: 6.7% vs 0.5%[2]

High-Performing, Grocery-Anchored Portfolio

- 85% of ABR derived from centers with a grocery presence (peer average 77%)[1]
- Long-term stable NOI growth
- Essential retail tenants drive recurring foot traffic
- Cycle-tested portfolio, providing durable cash flow

Retail Sector Trends

- Minimal new supply, well below historical averages expected to continue
- Increase in suburbanization aligns with 75% of employees working remotely or in hybrid roles[3]
- Necessity-based, health & wellness tenants, and quick-service restaurants continue to open locations

Investment-Grade Balance Sheet with Capacity for Growth

- Fitch rating BBB- / Stable outlook
- Manageable debt maturities
- Deep pipeline of near-term acquisition opportunities

Governance and Corporate Responsibility

- Shareholder friendly governance structure
- Destaggered Board and opted out of MUTA
- GRESB participant since 2013
- Annual Corporate Responsibility report with five-year environmental reduction targets

1. Source: Green Street & Company Filings
2. Source: Moody's Analytics, Clarion Partners Investment Research and U.S. Census, April 2024
3. Source: Pew Research Center, Q1 2025

IVT LISTED NYSE

Q2 2025 Investor Presentation 4

Q2 2025 Investor Presentation 5 MARKET AT MILL CREEK | MSA: CHARLESTON SECOND QUARTER 2025 Operating Results 91.0% Tenant Retention Rate 97.3% Leased Occupancy 4.8% $20.18 ABR Per SF1 99.5% Anchor Tenant Leased Occupancy 93.8% Small Shop Tenant Leased Occupancy 16.4% Comparable Leasing Spreads – New & Renewals Financial Performance $0.44 Core FFO Per Diluted Share 2.8x Net Debt-To-Adjusted EBITDA2 17.1% Net Leverage Ratio3 $787M Total Liquidity $0.95 2025 Annualized Dividend Rate 1. Total portfolio ABR per SF as of June 30, 2025, including ground rent and excluding specialty leases. Excluding ground rent, ABR per SF is $21.65 as of June 30, 2025 2. Trailing 12-month Net Debt-to-Adjusted EBITDA as of June 30, 2025 3. Net debt to real estate assets, excluding property accumulated depreciation SPNOI Growth

Q2 2025 Investor Presentation 6 OPTIMIZING THE PORTFOLIO Strategic Reinvestment into Thriving Sun Belt Markets SAN ANTONIO, TX • On track to become the 6th largest city in the U.S.1 • Top industries - healthcare & bioscience, aerospace, cybersecurity, and new energy CHARLESTON, SC • 2% annual population growth, more than 2x the U.S. average • Major employers: Boeing, Volvo, and MUSC Medical Center • Over 7 million visitors a year RICHMOND, VA • A growing and educated population • Offers a blend of affordability, new jobs, and culture SAVANNAH, GA • Population growth expected to be over 12% in the next decade • Top industries - aerospace, logistics, and tourism SOUTHERN CALIFORNIA ASSETS 9% OF ABR AS OF 3/31/25 OPPORTUNITY SET • Actively tracking $1.0+ billion of acquisition opportunities • Consists of a mix of open-air retail formats • Exclusively in current and target Sun Belt markets • Further leverages strong operational platform 1. U..S. Census Bureau 2. 2024 Southern Living

GROWING ASSET BASE THROUGH ACQUISITIONS

Acquiring Necessity-Based Retail Assets in Sun Belt Markets

MSA: Charlotte, NC



CARMEL VILLAGE

- Acquired Q2 2025
- Year Built - 2006
- ABR PSF - $26.76
- Neighborhood Center
- 90.9% leased occupancy
- 3-mile Avg. HHI - $160,000
- 3-mile Population – 81,000

PLAZA ESCONDIDA

- Acquired Q2 2025
- Year Built - 1986/1997 ren.
- ABR PSF - $16.53
- Trader Joe's anchored
- 99.0% leased occupancy
- 3-mile Avg. HHI - $136,000
- 3-mile Population – 40,000

MSA: Tucson, AZ


TRADER JOE'S

MSA: Charleston, SC


WHOLE FOODS MARKET

WEST ASHLEY STATION

- Acquired Q2 2025
- Year Built – 2017/2024 ren.
- ABR PSF - $27.88
- Whole Foods anchored
- 98.1% leased occupancy
- 3-mile Avg. HHI - $132,000
- 3-mile Population – 60,000

TWELVE OAKS SHOPPING CENTER

- Acquired Q2 2025
- Year Built - 1985/1995 ren.
- ABR PSF - $19.37
- Publix anchored
- 97.7% leased occupancy
- 3-mile Avg. HHI - $83,000
- 3-mile Population – 77,000

MSA: Savannah, GA


Publix

MSA: San Antonio, TX


SPROUTS

MARKETPLACE AT ENCINO PARK

- Acquired Q3 2025
- Year Built – 2018
- ABR PSF - $26.76
- Sprouts anchored
- 100% leased occupancy
- 3-mile Avg. HHI - $165,000
- 3-mile Population – 67,000

WEST BROAD MARKETPLACE

- Acquired Q3 2025
- Year Built - 2016/2018 ren.
- ABR PSF - $15.81
- Wegmans Anchored
- 98.5% leased occupancy
- 3-mile Avg. HHI - $206,000
- 3-mile Population – 55,000

MSA: Richmond, VA


Wegmans

IVT LISTED NYSE

Q2 2025 Investor Presentation 7

Q2 2025 Investor Presentation 8 Southern CA 1% Phoenix / Tucson 2% San Antonio 3% Austin 17% Dallas / Fort Worth / Arlington 9% Houston 11% Tampa / St. Petersburg 7% Miami / Fort Lauderdale / West Palm Beach 10% Orlando 5% Charlotte 6% Raleigh / Durham 7% Richmond 3% DC Metro 3% Charleston 4% Atlanta 11% SUN BELT FOCUSED Clustered Portfolio Brings Operational Efficiencies and Detailed Market Knowledge 1. ABR of properties owned as of June 30, 2025, does not include acquisitions announced post quarter close 2. Includes Fort Lauderdale and West Palm Beach MSA Top 5 Markets by ABR Percentage of Total InvenTrust Portfolio by Percentage of ABR1 17% 11% 11% 10% 9% 58% Austin, TX Houston, TX Atlanta, GA Miami, FL2 Dallas, TX Top 5 Savannah (New Market) 1%

Q2 2025 Investor Presentation 9 STRONG FUNDAMENTALS AND SECTOR TAILWINDS 1. Green Street U.S. Strip Center Outlook, May 27, 2025 0.0 0.5 1.0 1.5 2.0 2.5 3.0 '29E'28E'27E'26E'25E'24'23'22'21'20'19'18'17'16'15'14'13'12'11'10'09'08'07'06'05'04'03'02'01'00'990.0% 0.5% 1.5% 2.5% 1.0% 2.0% 3.0% IVT’s Current and Target Sun Belt Markets Top 50 AvgAustinPhoenixPalm BeachFort LauderdaleDallas/ Fort Worth OrlandoBostonCharlotteTampa/ St. Petersburg MiamiNashville 3.9% 3.9% 3.8% 3.5% 3.4% 3.3% 3.3% 3.3% 3.2% 3.6% 3.2% 2.6% Historically Low Supply Projected to Continue Strip Center Supply Growth1 (Year-Over-Year) Robust Sun Belt Growth Top Markets by Near-Term NOI Growth1 (‘25 - ‘28)

Q2 2025 Investor Presentation 1 0 POWER CENTER WITH GROCER Trade Area 5-10 Miles • 8 properties • 2.2M GLA • 18% of ABR1 • $18.14 ABR2 Sarasota Pavilion MSA: Sarasota SHOPPES AT DAVIS LAKE | MSA: CHARLOTTE HIGH QUALITY ASSETS Established Centers with Necessity-Based Tenants Note: As of June 30, 2025 1. 2025 YTD ABR 2. Includes ground rent and excludes specialty leases POWER CENTER WITHOUT GROCER Trade Area 5-10 Miles • 4 properties • 1.4M GLA • 12% of ABR1 • $19.85 ABR2 COMMUNITY CENTER Trade Area 3-5 Miles • 12 properties • 2.8M GLA • 27% of ABR1 • $20.31 ABR2 Shops at Arbor Trails MSA: Austin NEIGHBORHOOD CENTER Trade Area 1-3 Miles • 42 properties • 4.1M GLA • 41% of ABR1 • $21.01 ABR2 LIFESTYLE CENTER Trade Area 8-12 Miles • 1 property • 0.1M GLA • 2% of ABR1 • $27.40 ABR2 Nexton Square MSA: Charleston University Oaks Shopping Center MSA: Austin Rio Pinar Plaza MSA: Orlando

Q2 2025 Investor Presentation 1 1 Anchor Small Shop TENANT COMPOSITION Diverse and Balanced Tenant Mix Provides Durable Cash Flows Other Retail / Services Restaurants Grocery / Essential Retail Total Portfolio Composition % of ABR1 Local Regional National Tenant Composition % of ABR Essential Retail Breakout 59% Grocery 17% Health & Beauty Services 11% Medical 10% Off Price 6% Banks 4% Pets 4% Office / Communications 3% Other Essential Retail / Services 2% Drug / Pharmacy 1% Hardware / Auto 1% ESCARPMENT VILLAGE | MSA: AUSTIN Tenant Composition % of ABR1 Anchor & Small Shop Tenant Composition % of ABR1 40% 60% Note: As of June 30, 2025 1. Includes ground rent and excludes specialty leasing 21% 20% 59% 18% 14% 68%

Q2 2025 Investor Presentation 1 2 Note: As of June 30, 2025 1. Includes three Publix Liquor locations 2. Includes one fuel pad 3. Includes one staff office Top 10 Tenants Ranking Tenant Credit Rating (S&P) # of Leases % of ABR 1 N/A 161 3.6% 2 BBB 122 3.6% 3 A 15 2.6% 4 BB+ 6 2.2% 5 N/A 53 2.1% 6 AA 6 1.8% 7 B- 8 1.3% 8 BBB+ 6 1.1% 9 N/A 5 1.1% 10 B+ 6 1.0% Top 10 Total 85 20.4% GROCER ESSENTIAL RETAIL DOMINATES MERCHANDISE MIX RECENTLY EXECUTED LEASES Anchors Small Shop KENNESAW MARKETPLACE | MSA: ATLANTA (NEW TO TOP TEN) MSA: AUSTIN MSA: SARASOTA MSA: AUSTIN MSA: ATLANTA MSA: AUSTIN MSA: AUSTIN MSA: SARASOTA MSA: RALEIGH MSA: MIAMI

LIMITED EXPOSURE TO WATCH LIST TENANTS

Strong, Necessity Based Portfolio

REIT Exposure to Watch List Tenants[1]

(as a percentage of GLA)


2.9%
4.7%
5.9%
6.3%
7.2%
7.6%
8.0%
8.1%
9.6%
10.7%
PECO
REG
IVT
AKR
Peer Avg
BRX
FRT
KIM
UE
KRG

1. Source: BofA, July 14, 2025. BofA Watch List Tenants Include (39 total): Advance Auto Parts, AMC Entertainment Holdings, Barnes & Noble Education, Belk, Big 5 Sporting Goods, Camping World, Cato Corporation, Children's Place, Citi Trends, Inc., Designer Brands, Farmer Brothers, Fitness International (dba LA Fitness), Gabe's / Old Time Pottery, GameStop Corp., Guitar Center, Harbor Freight, Indigo Books & Music, J.C. Penney, Kirkland's, Kohl's, Leslie's, Lucky Strike, Michaels, Mountain Equipment Company, Neiman Marcus, Noodles & Company, Petco, QVC Group, Red Robin, Regis Corp., SAIL Outdoors, Saks Global, Save-a-Lot, Sportsman's Warehouse, Staples, The Container Store, Tilly's, Wayfair, West Marine

IVT LISTED NYSE

Q2 2025 Investor Presentation 13

Q2 2025 Investor Presentation 1 4 STRONG LEASING ACTIVITY CONTINUES Unprecedented Demand and Occupancy Levels 92.8% 2020 93.9% 2021 96.1% 2022 96.2% 2023 Leased Occupancy Note: As of June 30, 2025 Q1 2025 97.3% Leased to Economic Occupancy Spread (basis points) 2021 110 2022 220 2023 290 2024 210 $5.1 Million Incremental Annualized Base Rent 2024 97.4% Q1 2025 190 Q2 2025 97.3% Q2 2025 180

Q2 2025 Investor Presentation 1 5 Cumulative Same Property NOI Growth (‘22 - ‘24) IVT Peer Avg ABOVE AVERAGE SAME PROPERTY NOI GROWTH WITH LOWER CAPITAL EXPENDITURES 1. Source: Green Street & Company Filings 14.5% 12.7% Capital Expenditures (including Redevelopment) by REIT1 (Average % of NOI ‘21 - ‘24) IVT 23% Peer Avg BRXREGPECO KIM KRG 22% 42% AKR 22% 20% 28% FRT 38% UE 20% 20% 27%

DISCIPLINED REDEVELOPMENT PROGRAM

Anticipated Project Yields Between 7-10%


Kroger

SANDY PLAINS CENTRE
Atlanta, GA

Status:	*Active*
Est. Completion Year:	2025
Project Description:	Redevelopment and expansion to accommodate a 10,000 sq. ft. tenant and additional small shop space publix

SARASOTA PAVILION
Tampa, FL

Status:	*Active*
Est. Completion Year:	2026
Project Description:	Anchor space repositioning and remerchandising into new tenant spaces, including anchor space and small shop space


WHOLE FOODS MARKET

SHOPS AT ARBOR TRAILS
Austin, TX

Status:	*Active*
Est. Completion Year:	2026
Project Description:	Redevelopment of a pre-existing single tenant building to a multi-tenant building


HomeGoods

BUCKHEAD CROSSING
Atlanta, GA

Status:	*Active*
Est. Completion Year:	2026
Project Description:	Anchor space repositioning and remerchandising into new tenant spaces, including anchor space and small shop space



POTENTIAL DEVELOPMENT

Status

Planning

Number of Projects

10 Projects

Estimated Completion Year

2026+

Project Description

Outparcel/pad redevelopments, common area enhancements, anchor space and small shop repositioning

IVT LISTED NYSE

Q2 2025 Investor Presentation **16**

Q2 2025 Investor Presentation 1 7 IVT Peer Avg BRXREGPECO KIMKRG AKR FRT UE INVESTMENT-GRADE BALANCE SHEET 1. The land underlying West Ashley Station is subject to a long-term ground lease whereby the Company, as lessee, is required to pay fixed and variable rent through 2092. 2. Estimated twelve-month forward EBITDA provided by Green Street Strip Center Sector Update, May 27, 2025. As of June 30, 2025 IVT’s TTM Net Debt-to-Adjusted EBITDA is 2.8x. 3. Green Street Strip Center Sector Update, May 27, 2025. As of June 30, 2025, IVT’s Net Leverage Ratio is 17.1%. BBB- / STABLE Fitch $787 MILLION Liquidity 2.8x Net Debt-to-Adjusted EBITDA 5.2x Fixed Charge Coverage 4.0% Weighted Avg Interest Rate 2.9 YEARS Weighted Average Maturity 2028 2030 2031 Secured Unsecured 2025 $23 2026 $200 2027 $226 $200 $26 2029 $182 $150 $32 2032 $100 Note: As of June 30, 2025 Net Leverage Ratio (Net Debt + Preferred As % of Gross Assets)3 31%31% 22% Net Debt-to-Adjusted EBITDA2 3.8x 5.1x5.1x 5.3x 5.6x LOW LEVERAGE BUSINESS MODEL Debt Maturity Schedule ($ Millions) 5.7x 5.8x 5.8x 6.3x IVT REG PECO 34% KRG 34% AKR 35% FRT 35% KIM 38% BRX 38% UEPeer Avg 33% 5.6x $11 Finance Lease Liability Thereafter1 $8

Q2 2025 Investor Presentation 1 8 1. Aggregate distributions declared (as a % of Core FFO) for the six months ended June 30, 2025 SUSTAINABLE DIVIDEND GROWTH 2021 2022 2023 2025 Aggregate dividends declared as a percentage of Core FFO = 52%1 PGA PLAZA | MSA: MIAMI 2024 $0.95 $0.82 $0.91 $0.86 $0.78

Q2 2025 Investor Presentation 1 9 CONSISTENT CASH FLOW GROWTH 2025 Guidance CYFAIR TOWN CENTER | MSA: HOUSTON Net Income Per Diluted Share $1.43 to $1.49 Core FFO Per Diluted Share $1.79 to $1.83 Nareit FFO Per Diluted Share $1.83 to $1.89 SPNOI Growth 4.0% to 5.0% Net Investment Activity ~$100 Million

Q2 2025 Investor Presentation 2 0 Balance Sheet Management COMPONENTS OF ANNUAL CASH FLOW GROWTH CARY PARK TOWN CENTER | MSA: RALEIGH Embedded Rent Escalations Positive Leasing Spreads For New & Renewals AcquisitionsRedevelopmentIncremental Occupancy Increases Expense Management

CENTRE AT HUGH HOWELL | MSA: ATLANTA

CORPORATE RESPONSIBILITY

We believe that our efforts to enhance our communities, conserve resources, and foster a best-in-class work environment are not just compatible with, but facilitative of, growing long-term stockholder value.

ENVIRONMENTAL

- 100% of properties have energy management systems installed
- 100% of landlord-controlled common area parking lot lighting upgraded to LEDs
- Approximately a quarter of the portfolio have electric vehicle charging stations
- InvenTrust was named a Green Lease Leader, Gold Level Recognition, in 2024

SOCIAL

- InvenTrust named a "Top Workplace in Chicago" by The Chicago Tribune in 2024
- 100% of employees participated in a charitable volunteer event and/or fundraiser in 2024
- InvenTrust invests in its employees through tuition reimbursement, continuing education and training, superior benefits, and work-life balance initiatives

GOVERNANCE

- InvenTrust places a strong emphasis on its governance policies and practices including a robust internal control environment, compensation, and shareholder rights
- InvenTrust maintains a Board of Directors with a broad array of insights and experiences
- Proactive investor engagement program led by the Investor Relations team and Corporate Secretary's office

GRESB

GREEN LEASE LEADER

TCFD TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES

SASB SUSTAINABILITY ACCOUNTING STANDARDS BOARD

GRI

TOP WORK PLACES 2024 Chicago Tribune

Corporate Responsibility Report

IVT LISTED NYSE

Q2 2025 Investor Presentation 21

STRONG AND EXPERIENCED BOARD OF DIRECTORS

InvenTrust's Board of Directors (the "Board") oversees the business and affairs of the Company, including its long-term health, overall success, and financial strength. While the full Board is actively involved in that work, including the oversight of risk management of the Company, the Board leverages the expertise of its members through maintaining three standing subcommittees. The Committees of the Board are the Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee.

BOARD EXPERIENCE

6/8 Current or Former C-Suite

5/8 REITs or Real Estate

6/8 Investment or Financial

5/8 Retail

88% Independent

50% Female

57 Average Age

8 YRS Average Tenure

SONTERRA VILLAGE | MSA: SAN ANTONIO

IVT LISTED NYSE



Julian E. Whitehurst
Chairperson since 2024
Director since 2016
Compensation - M

- Former CEO of National Retail Properties, Inc.
- Previously served as COO of National Retail Properties, Inc.
- Practiced business and real estate law for 20 years at Lowndes, Drosdick, Doster, Kantor & Reed



Stuart W. Aitken
Director since 2017
Compensation - C

- President and CEO of Circana, a leading advisor on the complexity of consumer behavior
- Former Chief Merchant and Marketing Officer at The Kroger Co.
- Former Chief Executive Officer of 84.51°, a wholly owned data analytics subsidiary of The Kroger Co.



Amanda E. Black
Director since 2018
Audit - C, FE

- Most recently served as Managing Director and Global Chief Investment Officer of JLP Asset Management
- Former Senior Vice President & Portfolio Manager at Ascent Investment Advisors
- Over 20 years of experience in real estate investments



Daniel J. (DJ) Busch
President, CEO &
Director since 2021

- Currently serving as President and CEO of InvenTrust Properties Corp.
- Previously served as EVP, CFO, and Treasurer
- Former Managing Director, Retail at Green Street Advisors



Scott A. Nelson
Director since 2016
Nominating & Corporate Governance - C

- Founder & Principal of SAN Prop Advisors, a retail real estate advisory firm
- Former Senior Vice President at Target Corp., oversees various real estate groups
- Former Director of Real Estate at Mervyn's



Paula J. Saban
Director since 2004
Audit - M
Compensation - M
Nominating & Corporate Governance - M

- Former Senior Vice President and Private Client Manager at Bank of America
- Over 25 years of financial services and banking experience



Smita N. Shah
Director since 2022
Audit - M
Nominating & Corporate Governance - M

- Founder & CEO of SPAAN Tech, Inc., an architecture, engineering, and project management firm
- Former Vice Chairman of Chicago Plan Commission
- 20+ years of expertise in public and private infrastructure projects



Julie M. Swinehart
Director since 2025
Audit – M, FE
Compensation – M

- Executive Vice President, Chief Financial Officer of Fenway Sports Group
- Former Executive Vice President, Chief Financial Officer & Treasurer at Retail Properties of America, Inc.
- Eight years of assurance experience with Deloitte

NOTE: C – Chair; M – Member; FE – Financial Expert

Q2 2025 Investor Presentation 22

Q2 2025 Investor Presentation 2 3 DEFINITIONS NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures and other terms that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) that management believes are helpful in understanding the Company’s business. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non- GAAP performance measures are relevant to understanding and addressing financial performance. A reconciliation of the Company’s non-GAAP measures to the most directly comparable GAAP financials measures are included herein. SAME PROPERTY NOI OR SPNOI Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented. NOI excludes general and administrative expenses, depreciation and amortization, other income and expense, net, impairment of real estate assets, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, lease termination income and expense, and GAAP rent adjustments such as amortization of market lease intangibles, amortization of lease incentives, and straight-line rent adjustments (“GAAP Rent Adjustments”). The Company bifurcates NOI into Same Property NOI and NOI from other investment properties based on whether the retail properties meet the Company’s Same Property criteria. NOI from other investment properties includes adjustments for the Company’s captive insurance company. NAREIT FUNDS FROM OPERATIONS (NAREIT FFO) AND CORE FFO The Company's non-GAAP measure of Nareit Funds from Operations ("Nareit FFO"), based on the National Association of Real Estate Investment Trusts ("Nareit") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of the Company's operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within Nareit FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s ongoing operating performance. EBITDA & ADJUSTED EBITDA The Company’s measure of EBITDA is net income (or loss) in accordance with GAAP, excluding interest expense, net, income tax expense (or benefit), and depreciation and amortization. Adjusted EBITDA is an additional supplemental non-GAAP financial measure of the Company’s operating performance. In particular, Adjusted EBITDA provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within EBITDA, certain gains or losses remaining within EBITDA, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on going operating performance. NET DEBT-TO-ADJUSTED EBITDA Net Debt-to-Adjusted EBITDA is Net Debt divided by trailing twelve month Adjusted EBITDA.

Q2 2025 Investor Presentation 2 4 RECONCILIATION OF NON-GAAP MEASURES Same Property NOI Note: In thousands Reconciliation of Non-GAAP Measures In thousands 6 Supplemental - Quarter Ended June 30, 2025 Same Property NOI Three Months Ended June 30 Six Months Ended June 30 2025 2024 2025 2024 Income Minimum base rent $ 39,777 $ 38,197 $ 78,459 $ 75,381 Real estate tax recoveries 8,177 7,338 15,460 14,463 Common area maintenance, insurance, and other recoveries 7,555 7,120 15,096 13,907 Ground rent income 4,334 4,222 8,606 8,401 Short-term and other lease income 802 592 1,983 1,589 Provision for uncollectible rent and recoveries, net (103) (173) (32) (115) Other property income 390 306 704 561 Total income 60,932 57,602 120,276 114,187 Operating Expenses Property operating 9,416 8,965 18,355 17,750 Real estate taxes 8,890 7,970 16,860 15,853 Total operating expenses 18,306 16,935 35,215 33,603 Same Property NOI $ 42,626 $ 40,667 $ 85,061 $ 80,584 Same Property NOI Growth 4.8% 5.6 % Same Property Count 57 56 Net Income to Same Property NOI Three Months Ended June 30 Six Months Ended June 30 2025 2024 2025 2024 Net income $ 95,942 $ 1,498 $ 102,734 $ 4,398 Adjustments to reconcile to non-GAAP metrics: Other income and expense, net (942) (455) (1,549) (1,313) Interest expense, net 8,346 9,640 16,668 19,274 Gain on sale of investment properties (90,909) — (90,909) — Depreciation and amortization 30,738 28,790 61,352 56,958 General and administrative 8,706 8,661 17,253 16,635 Adjustments to NOI (a) (1,981) (2,387) (3,780) (4,430) NOI 49,900 45,747 101,769 91,522 NOI from other investment properties (7,274) (5,080) (16,708) (10,938) Same Property NOI $ 42,626 $ 40,667 $ 85,061 $ 80,584 (a) Adjustments to NOI include lease termination income and expense and GAAP Rent Adjustments.

Q2 2025 Investor Presentation 2 5 RECONCILIATION OF NET INCOME TO SAME PROPERTY NOI Same Property NOI Note: In thousands Reconciliation of Non-GAAP Measures In thousands 6 Supplemental - Quarter Ended June 30, 2025 Same Property NOI Three Months Ended June 30 Six Months Ended June 30 2025 2024 2025 2024 Income Minimum base rent $ 39,777 $ 38,197 $ 78,459 $ 75,381 Real estate tax recoveries 8,177 7,338 15,460 14,463 Common area maintenance, insurance, and other recoveries 7,555 7,120 15,096 13,907 Ground rent income 4,334 4,222 8,606 8,401 Short-term and other lease income 802 592 1,983 1,589 Provision for uncollectible rent and recoveries, net (103) (173) (32) (115) Other property income 390 306 704 561 Total income 60,932 57,602 120,276 114,187 Operating Expenses Property operating 9,416 8,965 18,355 17,750 Real estate taxes 8,890 7,970 16,860 15,853 Total operating expenses 18,306 16,935 35,215 33,603 Same Property NOI $ 42,626 $ 40,667 $ 85,061 $ 80,584 Same Property NOI Growth 4.8% 5.6 % Same Property Count 57 56 et Income to Same Property NOI Three Months Ended June 30 Six Months Ended June 30 2025 2024 2025 2024 Net income $ 95,942 $ 1,498 $ 102,734 $ 4,398 Adjustments to reconcile to non-GAAP metrics: Other income and expense, net (942) (455) (1,549) (1,313) Interest expense, net 8,346 9,640 16,668 19,274 Gain on sale of investment properties (90,909) — (90,909) — Depreciation and amortization 30,738 28,790 61,352 56,958 General and administrative 8,706 8,661 17,253 16,635 Adjustments to NOI (a) (1,981) (2,387) (3,780) (4,430) NOI 49,900 45,747 101,769 91,522 NOI from other investment properties (7,274) (5,080) (16,708) (10,938) Same Property NOI $ 42,626 $ 40,667 $ 85,061 $ 80,584 (a) Adjustments to NOI include lease termination income and expense and GAAP Rent Adjustments.

Q2 2025 Investor Presentation 2 6 RECONCILIATION OF NON-GAAP MEASURES Nareit FFO & Core FFO Note: In thousands, except share and per share amounts Reconciliation of Non-GAAP Measures, continued In thousands, except share and per share amounts 7 Supplemental - Quarter Ended June 30, 2025 Nareit FFO and Core FFO Three Months Ended June 30 Six Months Ended June 30 2025 2024 2025 2024 Net income $ 95,942 $ 1,498 $ 102,734 $ 4,398 Depreciation and amortization of real estate assets 30,451 28,570 60,817 56,516 Gain on sale of investment properties (90,909) — (90,909) — Nareit FFO Applicable to Common Shares and Dilutive Securities 35,484 30,068 72,642 60,914 Amortization of market lease intangibles and inducements, net (1,089) (657) (1,984) (1,233) Straight-line rent adjustments, net (844) (981) (1,738) (1,887) Amortization of debt discounts and financing costs 657 600 1,340 1,175 Accretion of finance lease liability 11 — 11 — Depreciation and amortization of corporate assets 287 220 535 442 Non-operating income and expense, net (a) (170) (116) (241) (296) Core FFO Applicable to Common Shares and Dilutive Securities $ 34,336 $ 29,134 $ 70,565 $ 59,115 Weighted average common shares outstanding - basic 77,591,538 67,900,275 77,577,831 67,887,402 Dilutive effect of unvested restricted shares (b) 700,884 426,988 648,850 412,255 Weighted average common shares outstanding - diluted 78,292,422 68,327,263 78,226,681 68,299,657 Net income per diluted share $ 1.23 $ 0.02 $ 1.31 $ 0.06 Nareit FFO per diluted share $ 0.45 $ 0.44 $ 0.93 $ 0.89 Core FFO per diluted share $ 0.44 $ 0.43 $ 0.90 $ 0.87 (a) Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income. (b) For purposes of calculating non-GAAP per share metrics, the Company applies the same denominator used in calculating diluted earnings per share in accordance with GAAP. EBITDA and Adjusted EBITDA Three Months Ended June 30 Six Months Ended June 30 2025 2024 2025 2024 Net income $ 95,942 $ 1,498 $ 102,734 $ 4,398 Interest expense, net 8,346 9,640 16,668 19,274 Income tax expense 140 132 276 265 Depreciation and amortization 30,738 28,790 61,352 56,958 EBITDA 135,166 40,060 181,030 80,895 Gain on sale of investment properties (90,909) — (90,909) — Amortization of market-lease intangibles and inducements, net (1,089) (657) (1,984) (1,233) Straight-line rent adjustments, net (844) (981) (1,738) (1,887) Non-operating income and expense, net (a) (170) (116) (241) (296) Adjusted EBITDA $ 42,154 $ 38,306 $ 86,158 $ 77,479 (a) Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income.

Q2 2025 Investor Presentation 2 7 RECONCILIATION OF NON-GAAP MEASURES EBITDA & Adjusted EBITDA Note: In thousands Reconciliation of Non-GAAP Measures, continued In thousands, except share and per share amounts 7 Supplemental - Quarter Ended June 30, 2025 Nareit FFO and Core FFO Three Months Ended June 30 Six Months Ended June 30 2025 2024 2025 2024 Net income $ 95,942 $ 1,498 $ 102,734 $ 4,398 Depreciation and amortization of real estate assets 30,451 28,570 60,817 56,516 Gain on sale of investment properties (90,909) — (90,909) — Nareit FFO Applicable to Common Shares and Dilutive Securities 35,484 30,068 72,642 60,914 Amortization of market lease intangibles and inducements, net (1,089) (657) (1,984) (1,233) Straight-line rent adjustments, net (844) (981) (1,738) (1,887) Amortization of debt discounts and financing costs 657 600 1,340 1,175 Accretion of finance lease liability 11 — 11 — Depreciation and amortization of corporate assets 287 220 535 442 Non-operating income and expense, net (a) (170) (116) (241) (296) Core FFO Applicable to Common Shares and Dilutive Securities $ 34,336 $ 29,134 $ 70,565 $ 59,115 Weighted average common shares outstanding - basic 77,591,538 67,900,275 77,577,831 67,887,402 Dilutive effect of unvested restricted shares (b) 700,884 426,988 648,850 412,255 Weighted average common shares outstanding - diluted 78,292,422 68,327,263 78,226,681 68,299,657 Net income per diluted share $ 1.23 $ 0.02 $ 1.31 $ 0.06 Nareit FFO per diluted share $ 0.45 $ 0.44 $ 0.93 $ 0.89 Core FFO per diluted share $ 0.44 $ 0.43 $ 0.90 $ 0.87 (a) Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income. (b) For purposes of calculating non-GAAP per share metrics, the Company applies the same denominator used in calculating diluted earnings per share in accordance with GAAP. EBITDA and Adjusted EBITDA Three Months Ended June 30 Six Months Ended June 30 2025 2024 2025 2024 Net income $ 95,942 $ 1,498 $ 102,734 $ 4,398 Interest expense, net 8,346 9,640 16,668 19,274 Income tax expense 140 132 276 265 Depreciation and amortization 30,738 28,790 61,352 56,958 EBITDA 135,166 40,060 181,030 80,895 Gain on sale of investment properties (90,909) — (90,909) — Amortization of market-lease intangibles and inducements, net (1,089) (657) (1,984) (1,233) Straight-line rent adjustments, net (844) (981) (1,738) (1,887) Non-operating income and expense, net (a) (170) (116) (241) (296) Adjusted EBITDA $ 42,154 $ 38,306 $ 86,158 $ 77,479 (a) Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income.

Q2 2025 Investor Presentation 2 8 RECONCILIATION OF FINANCIAL LEVERAGE RATIOS Net Debt-to-Adjusted EBITDA Note: In thousands Financial Leverage Ratios In thousands 10 Earnings Release - Quarter Ended June 30, 2025 and Net D bt-to-Adjusted EBITDA The following table presents the calculation of net debt and Net Debt-to-Adjusted EBITDA: As of June 30 As of December 31 2025 2024 Net Debt: Outstanding Debt, net $ 746,335 $ 740,415 Less: Cash and cash equivalents (287,134) (87,395) Net Debt $ 459,201 $ 653,020 Net Debt-to-Adjusted EBITDA (trailing 12 months): Net Debt $ 459,201 $ 653,020 Adjusted EBITDA (trailing 12 months) 166,688 158,009 Net Debt-to-Adjusted EBITDA 2.8x 4.1x

Q2 2025 Investor Presentation 2 9 RECONCILIATION OF 2025 GUIDANCE RANGE Estimated Net Income Per Share to Estimated Nareit FFO and Core FFO Per Diluted Share vi Supplemental - Quarter Ended June 30, 2025 2025 GUIDANCE InvenTrust has updated its 2025 guidance, as summarized in the following table. (Unaudited, dollars in thousands, except per share amounts) Current (1) (2) Previous Net Income per diluted share $1.43 — $1.49 $0.27 — $0.33 Nareit FFO per diluted share $1.83 — $1.89 $1.83 — $1.89 Core FFO per diluted share (3) $1.79 — $1.83 $1.79 — $1.83 Same Property NOI (“SPNOI”) Growth 4.00% — 4.75% 3.50% — 4.50% General and administrative $34,250 — $35,750 $34,250 — $35,750 Interest expense, net (4) $31,000 — $31,500 $31,000 — $31,500 Net investment activity (5) ~ $100,000 ~ $100,000 (1) The Company’s 2025 guidance excludes projections related to gains or losses on dispositions, gains or losses on debt transactions, and depreciation, amortization, and straight-line rent adjustments related to acquisitions and dispositions. (2) The Company’s 2025 guidance includes an expectation of uncollectibility, reflected as 65 - 85 basis points of expected total revenue. (3) Core FFO per diluted share excludes amortization of market-lease intangibles and inducements, debt extinguishment charges, straight-line rent adjustments, depreciation and amortization of corporate assets, and non-operating income and expense. (4) Interest expense, net, excludes amortization of debt discounts and financing costs, and expected interest income of approximately $2.8 million. (5) Net investment activity represents anticipated acquisition activity less disposition activity. In addition to the foregoing assumptions, the Company's 2025 guidance incorporates a number of other assumptions that are subject to change and may be outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurances that InvenTrust will achieve these results. The following table provides a reconciliation of the range of the Company's 2025 estimated net income per diluted share to estimated Nareit FFO and Core FFO per diluted share: (Unaudited) Low End High End Net income per diluted share $ 1.43 $ 1.49 Depreciation and amortization of real estate assets 1.56 1.56 Gain on sale of investment properties (1.16) (1.16) Nareit FFO per diluted share 1.83 1.89 Amortization of market-lease intangibles and inducements, net (0.04) (0.05) Straight-line rent adjustments, net (0.04) (0.05) Amortization of debt discounts and financing costs 0.04 0.04 Core FFO per diluted share $ 1.79 $ 1.83 This earnings release does not include a reconciliation of forward-looking SPNOI to forward-looking GAAP Net Income because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results.

Corporate Office 3025 Highland Parkway | Suite 350 Downers Grove, IL 60515 630.570.0700 info@InvenTrustProperties.com Investor Relations 630.570.0605 InvestorRelations@InvenTrustProperties.com Transfer Agent Computershare 855.377.0510 Investor Presentation Quarterly Earnings Materials Corporate Responsibility Report